Summary of Dealer Finance Receivables (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011
Dealer Finance Receivables [Roll Forward]
Balance Beginning of Period	$ 40,956	$ 24	$ 24	$ 0
Advances during the period	38,960	5,502	45,438	24
Revenue Recognized, Net	2,037	125	2,168	0
Payments to Reduce Amount Advanced	(7,200)	(178)	(6,674)	0
Balance end of period	$ 74,753	$ 5,473	$ 40,956	$ 24